UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 23, 2016

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

In a press release dated February 23, 2016, The Cheesecake Factory Incorporated (“Company”) announced that it will present at two upcoming investment conferences. Details regarding the presentations are below.

•      Raymond James 37th Annual Institutional Investors Conference (Orlando) on March 8, 2016 at 9:15 a.m. Eastern Time

•      UBS Global Consumer Conference (Boston) on March 9, 2016 at 9:45 a.m. Eastern Time

David Overton, Chairman and Chief Executive Officer, David Gordon, President, and Doug Benn, Executive Vice President and Chief Financial Officer, will present on behalf of the Company.

The presentation will be webcast on the Company’s website at investors.thecheesecakefactory.com.  A replay of the webcast will be available following the live presentation.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

99.1                        Press release dated February 23, 2016, entitled “The Cheesecake Factory to Present at Investment Conferences”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2016	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated February 23, 2016, entitled “The Cheesecake Factory to Present at Investment Conferences”